SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report - April 28, 2000

                        HARLEYSVILLE NATIONAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Pennsylvania                  0-15237                 23-2210237
----------------------------    ----------------------   ----------------------
(State or other jurisdiction      (Commission File           (IRS Employer
    of incorporation)                  Number)           Identification Number)


             483 Main Street
       Harleysville, Pennsylvania                                 19438
----------------------------------------                ------------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number including area code: (215) 256-8851
                                                   --------------



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item 5.  Other Events.

         On Friday, April 28, 2000, the Registrant, Harleysville National Corporation, Harleysville, Pennsylvania, completed its acquisition of Citizens Bank and Trust Company, a $130 million community bank based in Palmerton, Pennsylvania, with additional offices in Kresgeville and Walnutport, Pennsylvania.

         The acquisition was accounted for as a pooling of interests and Citizens Bank and Trust Company shareholders received 166 shares of Harleysville National Corporation common stock for each share of Citizens Bank and Trust Company stock held. A total of 919,972 shares were issued by Harleysville National Corporation in connection with this transaction.

         On April 28, 2000, the Registrant issued a press release announcing the completion of the transaction. The press release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements and Exhibits.

         (a)   Not Applicable.

         (b)   Not Applicable.

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         (c)   Exhibits:

                  99   Press Release of Registrant, dated April 28, 2000.


Item 8.  Change in Fiscal Year.

         Not Applicable.













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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HARLEYSVILLE NATIONAL CORPORATION
                                        (Registrant)


Dated: April 28, 2000                   /s/ Walter E. Daller, Jr.
                                        ---------------------------------------
                                        Walter E. Daller, Jr.
                                        President and Chief Executive Officer













:108226

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                                  EXHIBIT INDEX


                                                                     Page Number
                                                                     in Manually
Exhibit                                                                 Signed
-------                                                              -----------
  99       Press Release of Registrant, dated April 28, 2000.             7



















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